Exhibit 99.1

NEWS RELEASE

30 North LaSalle Street, Suite 4000, Chicago, IL 60602
Office: 312-630-1900 • Fax: 312-630-9299

As previously announced, TDSTM will hold a teleconference Nov. 5, 2008, at 10:00 a.m. Chicago time. Interested parties may listen to the call live via the Internet by accessing the Conference Calls page of www.teldta.com.

Contact:	Mark A. Steinkrauss, Vice President, Corporate Relations
(312) 592-5384 mark.steinkrauss@teldta.com

Julie D. Mathews, Manager, Investor Relations
(312) 592-5341 julie.mathews@teldta.com

FOR RELEASE: IMMEDIATE

TDS REPORTS THIRD QUARTER RESULTS

Note: Comparisons are year over year unless otherwise noted.

3Q 2008 Highlights

Enterprise/TDS Corporate

•                  5.5 percent increase in operating revenues, to $1,304.6 million.

•                  13.1 percent increase in operating income, to $152.1 million.

•                  Repurchased 806,900 TDS Special Common Shares using $30.3 million of a $250 million stock repurchase program authorized in 2007.

Wireless/U.S. Cellular®

•                  6.2 percent increase in service revenues, to $1,013.9 million.

•                  34.5 percent increase in data revenues, to $130.2 million.

•                  3.5 percent increase in ARPU (average monthly revenue per unit), to $54.59.

•                  Retail postpay churn was unchanged at 1.6 percent; postpay customers comprised 94.8 percent of retail customers.

Wireline/TDS Telecom®

•                  Less than 1 percent decrease in operating income, to $35.9 million, despite a 4.0 percent decrease in operating revenues.

•                  26.2 percent increase in ILEC DSL (digital subscriber line) customers, to 171,000; CLEC DSL customers totaled 41,200.

•                  22.6 percent increase in ILEC data revenue, to $23.0 million.

•                  ILEC equivalent access lines increased 1.4 percent, to 773,700; ILEC physical access lines declined to 568,900.

CHICAGO – Nov. 5, 2008 – Telephone and Data Systems, Inc. [NYSE:TDS, TDS.S] reported operating revenues of $1,304.6 million for the third quarter of 2008, an increase of 5.5 percent from $1,236.9 million in the comparable period one year ago. The company recorded operating income of $152.1 million, up from $134.5 million in the third quarter of 2007. Net income available to common and diluted earnings per share were $101.2 million and $0.87, respectively, for the third quarter of 2008, compared to net income available to common and diluted earnings per share of $231.7 million and $1.93, respectively, in the comparable period one year ago.

“Despite the financial crisis and its effect on the economy, TDS had a solid quarter overall,” said LeRoy T. Carlson, Jr., TDS president and CEO. “Our wireless unit, U.S. Cellular, saw a slight increase in margins, as well as increases in ARPU that drove up service revenues and contributed to an overall increase in operating revenues. U.S. Cellular had a net loss of customers, compared to June 30, 2008, due to the reseller and prepaid segments, although the company added 12,000 customers in the retail postpay segment. Retail postpay customers are U.S. Cellular’s primary focus—and postpay churn remained flat year over year.

“U.S. Cellular continues to see marked growth in sales of its BlackBerry® and Windows Mobile® smartphone solutions and related premium data plans, and expects equally strong sales from the Samsung Delve™ premium touchscreen phone that will be available in early November. In the past month, the company launched wireless high speed 3G EVDO Release A data services in many markets, including the greater Chicagoland area, Tulsa, Des Moines, Madison and Milwaukee. The company will continue its 3G EVDO Release A expansion in 2009 to support ongoing growth in data services.

“TDS Telecom, TDS’ wireline unit, continued its broadband focus and grew its ILEC DSL customers 26 percent and data revenues 23 percent year over year. The company continues to increase the DSL speeds offered to its customers, and is working quickly to reach 10 megabit. The company also had double-digit growth in its Triple Play bundles which have very low customer churn. And, the company’s ongoing cost management initiatives kept operating income essentially flat with the same quarter last year, an admirable accomplishment in light of decreased voice connections and revenues.

“TDS Consolidated ended the quarter with more than $1 billion dollars in cash and an investment-grade balance sheet, and initiated a new, $250 million stock repurchase program to take advantage of market opportunities,” continued Carlson.

Gain on sale of investments

The acquisition of Rural Cellular Corporation (“RCC”) by Verizon Wireless was completed in August. TDS received $45 per share in exchange for each RCC share owned and recorded a $31.7 million pre-tax gain.

Guidance

Guidance for the year ending Dec. 31, 2008 is as follows. There can be no assurance that final results will not differ materially from this guidance.

U.S. Cellular 2008 guidance as of Nov. 5, 2008 is as follows:

Net Retail Customer Additions	125,000-160,000
Service Revenues	$3,925-$3,975 million
Operating Income (1)	$385-$435 million
Depreciation, Amortization & Accretion (1)(2)	Approx. $615 million
Capital Expenditures (1)	$525-$575 million

TDS Telecom (ILEC and CLEC) 2008 guidance as of Nov. 5, 2008 is as follows:

Operating Revenues	$810-$830 million
Operating Income	$120-$140 million
Depreciation, Amortization & Accretion (1)	Approx. $160 million
Capital Expenditures	$130-$150 million

(1) Unchanged from guidance issued on August 7, 2008

(2) Includes losses on exchange and disposals of assets

This guidance represents the views of management as of Nov. 5, 2008 and should not be assumed to be accurate as of any other date. TDS undertakes no legal duty to update such information, whether as a result of new information, future events, or otherwise.

TDS Special Common Shares repurchase summary

TDS completed its $250 million stock repurchase program in October 2008. The company purchased a total of 5,225,895 shares since June 2007.

Repurchase Period	# Shares	Cost (in millions)
2008 (third quarter)	806,900	$30.3
2008 (second quarter)	1,015,650	$39.6
2008 (first quarter)	1,041,016	$45.1
2007 (full year)	2,076,979	$126.7
Total	4,940,545	$241.7

Conference call information

TDS will hold a conference call on Nov. 5, 2008 at 10:00 a.m. Chicago time.

•                 Access the live call online at http://www.videonewswire.com/event.asp?id=52912 or on the Conference Calls page of www.teldta.com.

•                 Access the call by phone at 800-706-9695 (US/Canada) and use conference ID 71161042.

Before the call, certain financial and statistical information to be discussed during the call will be posted to the Conference Calls page of www.teldta.com, together with reconciliations to generally accepted accounting principles (GAAP) of any non-GAAP information to be disclosed. The call will be archived on the Conference Calls page of www.teldta.com.

About TDS

Telephone and Data Systems, Inc. (TDS), a Fortune 500® company, provides wireless, local and long-distance telephone, and broadband services to nearly 7.4 million customers in 36 states through its business units, U.S. Cellular (wireless) and TDS Telecom (wireline). Founded in 1969 and headquartered in Chicago, TDS employed 11,800 full-time equivalent employees as of Sept. 30, 2008. For more information about TDS, visit www.teldta.com.

About U.S. Cellular®

United States Cellular Corporation, the nation’s sixth-largest, full-service wireless carrier, provides a comprehensive range of wireless products and services, excellent customer support, and a high-quality network to nearly 6.2 million customers in 26 states. The Chicago-based company employed 8,400 full-time equivalent associates as of Sept. 30, 2008. For more information about U.S. Cellular, visit www.uscellular.com.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the company’s plans, beliefs, estimates, and expectations. These statements are based on current estimates, projections, and assumptions, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: The ability of U.S. Cellular to successfully manage and grow the operations of more recently launched markets; the current credit crisis affecting financial markets, and its effects on the overall economy; competition; the access to and pricing of unbundled network elements; the state and federal telecommunications regulatory environment; the value of assets and investments; adverse changes in the ratings afforded TDS and U.S. Cellular debt securities by accredited ratings organizations; industry consolidation; advances in telecommunications technology; uncertainty of access to the capital markets; risks and uncertainties relating to restatements and possible future restatements; ability to remediate the material weakness; pending and future litigation; changes in income tax rates, laws, regulations or rulings; acquisitions/divestitures of properties and/or licenses; and changes in customer growth rates, average monthly revenue per unit, churn rates, roaming revenue and terms, the availability of devices, or the mix of products and services offered by U.S. Cellular and TDS Telecom. Investors are encouraged to consider these and other risks and uncertainties that are discussed in the Form 8-K used by TDS to furnish this press release to the SEC, which are incorporated by reference herein.

UNITED STATES CELLULAR CORPORATION

SUMMARY OPERATING DATA

Quarter Ended	9/30/2008	6/30/2008	3/31/2008	12/31/2007	9/30/2007
Total Population:

Consolidated markets (1)	82,875,000	82,875,000	82,846,000	82,371,000	81,841,000

Consolidated operating markets (1)	45,493,000	45,493,000	45,262,000	44,955,000	44,955,000
All customers:
Customer units (2)	6,176,000	6,194,000	6,175,000	6,102,000	6,058,000
Gross customer unit additions	367,000	365,000	409,000	436,000	447,000
Net customer unit additions (losses)	(18,000)	16,000	74,000	44,000	48,000
Market penetration at end of period:
Consolidated markets (3)	7.5%	7.5%	7.5%	7.4%	7.4%
Consolidated operating markets (3)	13.6%	13.6%	13.6%	13.6%	13.5%
Retail customers:
Customer units (2)	5,674,000	5,677,000	5,640,000	5,564,000	5,500,000
Gross customer unit additions	325,000	318,000	360,000	367,000	374,000
Net postpay customer unit additions	12,000	33,000	71,000	70,000	73,000
Net prepay customer unit additions (losses)	(15,000)	1,000	14,000	(6,000)	(21,000)

Cell sites in service	6,716	6,596	6,452	6,383	6,255
Average monthly revenue per unit (4)	$54.59	$53.27	$52.24	$52.57	$52.73
Retail service revenue per unit (4)	$46.04	$45.62	$45.30	$45.45	$45.02
Inbound roaming revenue per unit (4)	$3.73	$3.40	$2.94	$3.09	$3.36
Long-distance/other revenue per unit (4)	$4.82	$4.25	$4.00	$4.03	$4.35
Minutes of use (MOU) - Voice (5)	695	704	701	689	680
Retail postpay churn rate per month (6)	1.6%	1.4%	1.4%	1.5%	1.6%
Construction Expenditures (000s)	$146,100	$137,800	$111,700	$188,100	$130,600

(1)         “Total population of consolidated markets” and “Total population of consolidated operating markets” are used only for the purposes of calculating market penetration of consolidated markets and consolidated operating markets, respectively, which is calculated by dividing customers by the total market population (without duplication of population in overlapping markets).

(2)         All customer units as of September 30, 2007, December 31, 2007 and March 31, 2008, and retail customer units as of March 31, 2008 have been adjusted from amounts previously reported, as a result of a review of U.S. Cellular’s customer reporting procedures.

(3)         Calculated by dividing the number of wireless customers at the end of the period by the total population of consolidated markets and consolidated operating markets, respectively, as estimated by Claritas.

(4)         Per unit revenue measurements are derived from Service Revenues as reported in Financial Highlights for each respective quarter as follows:

Service Revenues (000s)	$1,013,928	$987,352	$962,094	$957,896	$954,540
Components:
Retail service revenue (000s)	855,167	845,564	834,213	828,169	814,948
Inbound roaming revenue (000s)	69,319	63,033	54,089	56,358	60,843
Long-distance/other revenue (000s)	89,442	78,755	73,792	73,369	78,749

Divided by average customers (000s)	6,191	6,178	6,139	6,074	6,034
Divided by three months in each quarter	3	3	3	3	3

Average monthly revenue per unit	$54.59	$53.27	$52.24	$52.57	$52.73
Retail service revenue per unit	$46.04	$45.62	$45.30	$45.45	$45.02
Inbound roaming revenue per unit	$3.73	$3.40	$2.94	$3.09	$3.36
Long-distance/other revenue per unit	$4.82	$4.25	$4.00	$4.03	$4.35

(5)         Average monthly local voice minutes of use per customer (without roaming).

(6)         Retail postpay churn rate per month is calculated by dividing the total monthly retail postpay customer disconnects during the quarter by the average retail postpay customer base for the quarter.

TELEPHONE AND DATA SYSTEMS, INC.

SUMMARY OPERATING DATA

Quarter Ended	9/30/2008	6/30/2008	3/31/2008	12/31/2007	9/30/2007
TDS Telecom
ILEC:
Access line equivalents(1)	773,700	774,300	767,100	762,700	763,000
Access lines	568,900	577,000	579,200	585,600	595,100
Digital Subscriber Lines (DSL) customers	171,000	164,100	154,800	143,500	135,500
Long Distance customers	346,600	346,100	344,900	345,200	346,400
Construction Expenditures (000s)	$33,300	$22,800	$14,600	$41,300	$23,500
CLEC:
Access line equivalents (1)	402,600	417,200	426,700	435,000	443,700
Percent of access lines on-switch	94.6%	94.4%	94.3%	94.0%	93.9%
Digital Subscriber Lines (DSL) customers	41,200	42,500	43,100	43,300	43,600
Construction Expenditures (000s)	$4,500	$4,700	$3,500	$5,700	$3,400

(1)         Equivalent access lines are the sum of physical access lines and high-capacity data lines adjusted to estimate the equivalent number of physical access lines in terms of capacity. A physical access line is the individual circuit connecting a customer to a telephone company’s central office facilities.

TELEPHONE AND DATA SYSTEMS, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS HIGHLIGHTS

Three Months Ended September 30,

(Unaudited, dollars and shares in thousands, except per share amounts)

			Increase (Decrease)
	2008	2007	Amount	Percent
Operating Revenues
U.S. Cellular	$1,091,875	$1,015,834	$76,041	7.5%
TDS Telecom	205,992	214,632	(8,640)	(4.0)%
All Other(1)	6,731	6,419	312	4.9%
	1,304,598	1,236,885	67,713	5.5%
Operating Expenses
U.S. Cellular
Expenses excluding depreciation, amortization and accretion	819,600	765,119	54,481	7.1%
Depreciation, amortization and accretion	145,434	148,014	(2,580)	(1.7)%
Loss on asset disposals, net	6,884	1,762	5,122	N/M
	971,918	914,895	57,023	6.2%
TDS Telecom
Expenses excluding depreciation, amortization and accretion	130,944	140,124	(9,180)	(6.6)%
Depreciation, amortization and accretion	39,036	38,474	562	1.5%
Loss on asset disposals, net	151	—	151	N/M
	170,131	178,598	(8,467)	(4.7)%
All Other (1)
Expenses excluding depreciation and amortization	6,840	5,458	1,382	25.3%
Depreciation and amortization	3,505	3,445	60	1.7%
Loss on asset disposals, net	65	—	65	N/M
	10,410	8,903	1,507	16.9%

Total Operating Expenses	1,152,459	1,102,396	50,063	4.5%
Operating Income (Loss)
U.S. Cellular	119,957	100,939	19,018	18.8%
TDS Telecom	35,861	36,034	(173)	(0.5)%
All Other (1)	(3,679)	(2,484)	(1,195)	(48.1)%
	152,139	134,489	17,650	13.1%
Investment and Other Income (Expense)
Equity in earnings of unconsolidated entities	22,566	23,823	(1,257)	(5.3)%
Interest and dividend income	8,617	18,687	(10,070)	(53.9)%
Gain (loss) on investments and financial instruments	31,997	194,036	(162,039)	(83.5)%
Interest expense	(31,684)	(49,730)	18,046	36.3%
Other, net	383	(865)	1,248	N/M
Total Investment and Other Income (Expense)	31,879	185,951	(154,072)	(82.9)%
Income Before Income Taxes, Minority Interest and Extraordinary Item	184,018	320,440	(136,422)	(42.6)%
Income tax expense	61,024	115,907	(54,883)	(47.4)%
Income Before Minority Interest and Extraordinary Item	122,994	204,533	(81,539)	(39.9)%
Minority share of income, net of tax	(21,771)	(15,623)	(6,148)	(39.4)%
Income Before Extraordinary Item	101,223	188,910	(87,687)	(46.4)%
Extraordinary Item, net of taxes	—	42,827	(42,827)	N/M
Net Income	101,223	231,737	(130,514)	(56.3)%
Preferred dividend requirement	(13)	(13)	—	0.0%
Net Income Available to Common	$101,210	$231,724	$(130,514)	(56.3)%

Basic Weighted Average Common Shares Outstanding	115,700	118,705	(3,005)	(2.5)%
Basic Earnings Per Share
Income before extraordinary item	$0.87	$1.59	$(0.72)	(45.3)%
Extraordinary item	—	0.36	(0.36)	N/M
Net income available to common	$0.87	$1.95	$(1.08)	(55.4)%

Diluted Weighted Average Common Shares Outstanding	116,193	119,950	(3,757)	(3.1)%
Diluted Earnings Per Share
Income before extraordinary item	$0.87	$1.57	$(0.70)	(44.6)%
Extraordinary item	—	0.36	(0.36)	N/M
Net income available to common	$0.87	$1.93	$(1.06)	(54.9)%

(1)Consists of Suttle Straus printing and distribution operations, corporate operations and intercompany eliminations.

N/M - Percentage change not meaningful

TELEPHONE AND DATA SYSTEMS, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS HIGHLIGHTS

Nine Months Ended September 30,

(Unaudited, dollars and shares in thousands, except per share amounts)

			Increase/ (Decrease)
	2008	2007	Amount	Percent
Operating Revenues
U.S. Cellular	$3,190,323	$2,922,154	$268,169	9.2%
TDS Telecom	619,492	648,555	(29,063)	(4.5)%
All Other(1)	18,235	15,567	2,668	17.1%
	3,828,050	3,586,276	241,774	6.7%
Operating Expenses
U.S. Cellular
Expenses excluding depreciation, amortization and accretion	2,383,500	2,141,331	242,169	11.3%
Depreciation, amortization and accretion	433,222	439,990	(6,768)	(1.5)%
Loss on asset disposals, net	16,776	7,899	8,877	N/M
	2,833,498	2,589,220	244,278	9.4%
TDS Telecom
Expenses excluding depreciation, amortization and accretion	392,661	425,125	(32,464)	(7.6)%
Depreciation, amortization and accretion	117,615	116,823	792	0.7%
Loss on asset disposals, net	349	—	349	N/M
	510,625	541,948	(31,323)	(5.8)%
All Other(1)
Expenses excluding depreciation and amortization	17,049	15,046	2,003	13.3%
Depreciation and amortization	11,322	8,821	2,501	28.4%
Loss on asset disposals, net	65	—	65	N/M
	28,436	23,867	4,569	19.1%

Total Operating Expenses	3,372,559	3,155,035	217,524	6.9%
Operating Income (Loss)
U.S. Cellular	356,825	332,934	23,891	7.2%
TDS Telecom	108,867	106,607	2,260	2.1%
All Other (1)	(10,201)	(8,300)	(1,901)	(22.9)%
	455,491	431,241	24,250	5.6%
Investment and Other Income (Expense)
Equity in earnings of unconsolidated entities	66,945	71,394	(4,449)	(6.2)%
Interest and dividend income	35,818	182,651	(146,833)	(80.4)%
Gain (loss) on investments and financial instruments	31,595	229,707	(198,112)	(86.2)%
Interest expense	(108,634)	(162,776)	54,142	33.3%
Other, net	2,086	(4,957)	7,043	N/M
Total Investment and Other Income (Expense)	27,810	316,019	(288,209)	(91.2)%
Income Before Income Taxes, Minority Interest and Extraordinary Item	483,301	747,260	(263,959)	(35.3)%
Income tax expense	163,536	283,845	(120,309)	(42.4)%
Income Before Minority Interest and Extraordinary Item	319,765	463,415	(143,650)	(31.0)%
Minority share of income, net of tax	(57,298)	(63,807)	6,509	10.2%
Income Before Extraordinary Item	262,467	399,608	(137,141)	(34.3)%
Extraordinary Item, net of taxes	—	42,827	(42,827)	N/M
Net Income	262,467	442,435	(179,968)	(40.7)%
Preferred dividend requirement	(39)	(39)	—	0.0%
Net Income Available to Common	$262,428	$442,396	$(179,968)	(40.7)%

Basic Weighted Average Common Shares Outstanding	116,510	117,526	(1,016)	(0.9)%
Basic Earnings Per Share
Income before extraordinary item	$2.25	$3.40	$(1.15)	(33.8)%
Extraordinary item	—	0.36	(0.36)	N/M
Net income available to common	$2.25	$3.76	$(1.51)	(40.2)%

Diluted Weighted Average Common Shares Outstanding	117,065	119,164	(2,099)	(1.8)%
Diluted Earnings Per Share
Income before extraordinary item	$2.24	$3.33	$(1.09)	(32.7)%
Extraordinary item	—	0.36	(0.36)	N/M
Net income available to common	$2.24	$3.69	$(1.45)	(39.3)%

(1)Consists of Suttle Straus printing and distribution operations, corporate operations and intercompany eliminations.

N/M - Percentage change not meaningful

TELEPHONE AND DATA SYSTEMS, INC.

CONSOLIDATED BALANCE SHEET HIGHLIGHTS

(Unaudited, dollars in thousands)

ASSETS

	September 30,	December 31,
	2008	2007
Current Assets
Cash and cash equivalents	$1,006,083	$1,174,446
Marketable equity securities	—	1,917,893
Accounts receivable from customers and other	543,171	530,421
Inventory	118,183	115,818
Other current assets	149,888	137,010
	1,817,325	3,875,588

Investments
Licenses	1,831,526	1,516,629
Goodwill	695,870	679,129
Customer lists	27,736	25,851
Investments in unconsolidated entities	227,425	206,418
Other investments	10,791	11,509
	2,793,348	2,439,536

Property, Plant and Equipment, net
U.S. Cellular	2,575,280	2,595,096
TDS Telecom	889,262	900,267
Other	29,573	29,739
	3,494,115	3,525,102

Other Assets and Deferred Charges	53,558	53,917

Total Assets	$8,158,346	$9,894,143

TELEPHONE AND DATA SYSTEMS, INC.

CONSOLIDATED BALANCE SHEET HIGHLIGHTS

(Unaudited, dollars in thousands)

LIABILITIES AND STOCKHOLDERS’ EQUITY

	September 30,	December 31,
	2008	2007

Current Liabilities
Forward contracts	$—	$1,005,512
Current portion of long-term debt	6,171	3,860
Derivative liability	—	711,692
Accounts payable	320,763	308,882
Customer deposits and deferred revenues	176,098	166,191
Accrued interest	23,984	18,456
Accrued taxes	107,200	40,439
Accrued compensation	85,792	91,703
Net deferred income tax liability	—	327,162
Other current liabilities	116,567	125,622
	836,575	2,799,519

Deferred Liabilities and Credits
Net deferred income tax liability	614,022	555,593
Asset retirement obligation	194,810	173,468
Other deferred liabilities and credits	148,814	154,602
	957,646	883,663

Long-Term Debt	1,631,627	1,632,226

Minority Interest	694,561	651,537

Preferred Shares	854	860

Common Stockholders’ Equity
Common Shares, $.01 par value	566	566
Special Common Shares, $.01 par value	630	629
Series A Common Shares, $.01 par value	65	64
Capital in excess of par value	2,062,218	2,048,110
Treasury Shares, at cost
Common Shares	(118,390)	(120,544)
Special Common Shares	(313,472)	(204,914)
Accumulated other comprehensive income	(8,338)	511,776
Retained earnings	2,413,804	1,690,651
	4,037,083	3,926,338

Total Liabilities and Stockholders’ Equity	$8,158,346	$9,894,143

BALANCE SHEET HIGHLIGHTS

September 30, 2008

(Unaudited, dollars in thousands)

	U.S.	TDS	TDS Corporate	Intercompany	TDS
	Cellular	Telecom	& Other	Eliminations	Consolidated
Cash and cash equivalents	$177,608	$1,721	$826,754	$—	$1,006,083
Affiliated cash investments	—	1,188,073	—	(1,188,073)	—
Notes receivable—affiliates	—	—	253,582	(253,582)	—
	$177,608	$1,189,794	$1,080,336	$(1,441,655)	$1,006,083

Licenses, goodwill and customer lists	$2,299,305	$416,992	$(161,165)	$—	$2,555,132
Investment in unconsolidated entities	175,424	6,515	50,246	(4,760)	227,425
Other investments	4,328	2,805	3,658	—	10,791
	$2,479,057	$426,312	$(107,261)	$(4,760)	$2,793,348

Property, Plant and Equipment, net	$2,575,280	$889,262	$29,573	$—	$3,494,115

Notes payable—affiliates	$—	$253,582	$1,188,073	$(1,441,655)	$—

Long-term Debt:
Current portion	$607	$474	$5,090	$—	$6,171
Non-current portion	1,006,431	2,749	622,447	—	1,631,627
Total	$1,007,038	$3,223	$627,537	$—	$1,637,798

Preferred Shares	$—	$—	$854	$—	$854

Construction expenditures:
Quarter ended 9/30/08	$146,100	$37,800	$2,100	$—	$186,000
Nine months ended 9/30/08	$395,600	$83,400	$6,000	$—	$485,000

TDS Telecom Highlights

Three Months Ended September 30,

(Unaudited, dollars in thousands)

			Increase (Decrease)
	2008	2007	Amount	Percent
Local Telephone Operations
Operating Revenues
Voice	$51,222	$53,427	$(2,205)	(4.1)%
Data	22,964	18,726	4,238	22.6%
Network access	69,199	74,473	(5,274)	(7.1)%
Miscellaneous	9,604	10,614	(1,010)	(9.5)%
	152,989	157,240	(4,251)	(2.7)%
Operating Expenses
Cost of services and products	47,337	49,069	(1,732)	(3.5)%
Selling, general and administrative expenses	40,311	43,703	(3,392)	(7.8)%
Depreciation, amortization and accretion	33,469	32,642	827	2.5%
Loss on asset disposals, net	78	—	78	N/M
	121,195	125,414	(4,219)	(3.4)%

Operating Income	$31,794	$31,826	$(32)	(0.1)%

Competitive Local Exchange Carrier Operations
Revenues	$54,690	$58,972	$(4,282)	(7.3)%

Expenses excluding depreciation, amortization and accretion	44,983	48,932	(3,949)	(8.1)%
Depreciation, amortization and accretion	5,567	5,832	(265)	(4.5)%
Loss on asset disposals, net	73	—	73	N/M
	50,623	54,764	(4,141)	(7.6)%

Operating Income	$4,067	$4,208	$(141)	(3.4)%

Intercompany revenues	$(1,687)	$(1,580)	$(107)	N/M
Intercompany expenses	(1,687)	(1,580)	(107)	N/M
	—	—	—

Total TDS Telecom Operating Income	$35,861	$36,034	$(173)	(0.5)%

N/M - Percentage change not meaningful.

TDS Telecom Highlights

Nine Months Ended September 30,

(Unaudited, dollars in thousands)

			Increase (Decrease)
	2008	2007	Amount	Percent
Local Telephone Operations
Operating Revenues
Voice	$153,723	$167,396	$(13,673)	(8.2)%
Data	65,888	52,689	13,199	25.1%
Network access	210,008	227,675	(17,667)	(7.8)%
Miscellaneous	28,384	26,175	2,209	8.4%
	458,003	473,935	(15,932)	(3.4)%
Operating Expenses
Cost of services and products	139,044	148,883	(9,839)	(6.6)%
Selling, general and administrative expenses	124,208	129,622	(5,414)	(4.2)%
Depreciation, amortization and accretion	100,595	98,912	1,683	1.7%
Loss on asset disposals, net	32	—	32	N/M
	363,879	377,417	(13,538)	(3.6)%

Operating Income	$94,124	$96,518	$(2,394)	(2.5)%

Competitive Local Exchange Carrier Operations
Revenues	$166,707	$179,089	$(12,382)	(6.9)%

Expenses excluding depreciation, amortization and accretion	134,627	151,089	(16,462)	(10.9)%
Depreciation, amortization and accretion	17,020	17,911	(891)	(5.0)%
Loss on asset disposals, net	317	—	317	N/M
	151,964	169,000	(17,036)	(10.1)%

Operating Income	$14,743	$10,089	$4,654	46.1%

Intercompany revenues	$(5,218)	$(4,469)	$(749)	N/M
Intercompany expenses	(5,218)	(4,469)	(749)	N/M
	—	—	—

Total TDS Telecom Operating Income	$108,867	$106,607	$2,260	2.1%

N/M - Percentage change not meaningful.

TELEPHONE AND DATA SYSTEMS, INC.

CONSOLIDATED STATEMENT OF CASH FLOWS

Nine Months Ended September 30,

(Unaudited, dollars in thousands)

	2008	2007
	(Dollars in thousands)
Cash Flows from Operating Activities
Net income	$262,467	$442,435
Add (Deduct) adjustments to reconcile net income to net cash flows from operating activities
Depreciation, amortization and accretion	562,159	565,634
Bad debts expense	59,452	51,131
Stock-based compensation expense	15,961	22,946
Deferred income taxes, net	(298,200)	(195,108)
Gain on investments and financial instruments, net	(31,595)	(229,707)
Equity in earnings of unconsolidated entities	(66,945)	(71,394)
Distributions from unconsolidated entities	51,224	47,871
Minority share of income	57,298	63,807
Loss on asset disposals, net	17,190	7,899
Extraordinary Item, net of tax	—	(42,827)
Noncash interest expense	8,573	15,855
Excess tax benefit from stock awards	(1,832)	(24,530)
Other operating activities	(1,955)	(3,306)
Changes in assets and liabilities
Change in accounts receivable	(82,857)	(79,571)
Change in inventory	(12,929)	3,312
Change in accounts payable	7,140	(2,439)
Change in customer deposits and deferred revenues	9,827	24,760
Change in accrued taxes	109,269	205,227
Change in accrued interest	5,528	4,295
Change in other assets and liabilities	(37,951)	(30,543)
	631,824	775,747

Cash Flows from Investing Activities
Additions to property, plant and equipment	(485,028)	(463,019)
Cash paid for acquisitions and licenses	(336,259)	(20,569)
Cash received from divestitures	6,838	4,277
Proceeds from disposition of investments	259,017	91,740
Cash paid to settle derivative liabilities	(17,404)	—
Other investing activities	(832)	(1,345)
	(573,668)	(388,916)

Cash Flows from Financing Activities
Issuance of notes payable	100,000	25,000
Issuance of long-term debt	—	2,857
Repayment of notes payable	(100,000)	(60,000)
Repayment of variable prepaid forward contracts	(47,357)	—
Repayment of long-term debt	(8,296)	(2,460)
TDS Common Shares and Special Common Shares reissued for benefit plans, net of tax payments	1,916	109,842
U.S. Cellular Common Shares reissued for benefit plans, net of tax payments	(1,286)	12,181
Excess tax benefit from stock awards	1,832	24,530
Repurchase of TDS Special Common Shares	(111,769)	(85,584)
Repurchase of U.S. Cellular Common Shares	(23,146)	(65,202)
Dividends paid	(35,783)	(34,337)
Distributions to minority partners	(6,539)	(6,258)
Other financing activities	3,909	(747)
	(226,519)	(80,178)

Net Increase (Decrease) in Cash and Cash Equivalents	(168,363)	306,653

Cash and Cash Equivalents -
Beginning of period	1,174,446	1,013,325
End of period	$1,006,083	$1,319,978